                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================

   Distribution Date:  January 25, 2002

   (i)       Amount of principal being paid or distributed in respect of the Class A-1 Notes:

                               $20,651,408.65
                              ---------------
                             ( $    0.0001377  , per $1,000 original principal amount of Class A-1 Notes)
                              ---------------

   (ii)      Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                               $0.00
                              ---------------
                            (  $ -           , per $1,000 original principal amount of Class A-2 Notes)
                              ---------------

   (iii)     Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                              $511,092.12
                              ---------------
                            (  $ 0.0000034   , per $1,000 original principal amount of Class A-1 Notes)
                              ---------------

   (iv)      Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                               $3,296,922.22
                              ---------------
                            (  $ 0.0000068   , per $1,000 original principal amount of Class A-2 Notes)
                              ---------------

   (v)       Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

             (1)     Distributed to Class A-1 Noteholders:
                               $0.00
                              ---------------
                            (  $ -           , per $1,000 original principal amount of Class A-1 Notes)
                              ---------------


             (2)     Distributed to Class A-2 Noteholders:
                               $0.00
                              ---------------
                            (  $ -           , per $1,000 original principal amount of Class A-2 Notes)
                              ---------------

             (3)     Balance on Class A-1 Notes:
                               $0.00
                              ---------------
                            (   $ -          , per $1,000 original principal amount of Class A-1 Notes)
                              ---------------

             (4)     Balance on Class A-2 Notes:
                               $0.00
                              ---------------
                            (  $ -            , per $1,000 original principal amount of Class A-2 Notes)
                              ---------------

   (vi)      Payments made under the Cap Agreement on such date:       January 24, 2002
                                                               ---------------------------------------------
                            (  $0.00            with respect to the Class A-1 Notes,
                              ---------------
                            (  $0.00            with respect to the Class A-2 Notes;
                              ---------------
                              and the total outstanding amount owed to the Cap Provider:
                                                                                         -------------------

   (vii)     Pool Balance at the end of the related Collection Period:      $538,752,166.12
                                                                      --------------------------------------

   (viii)    After giving effect to distributions on this Distribution Date:
             (a)     (1)  Outstanding principal amount of Class A-1 Notes:          $60,317,242.02
                                                                             -------------------------------

                     (2)      Pool Factor for the Class A-1 Notes:      0.40211495
                                                                  ----------------------------

             (b)     (1)      Outstanding principal amount of Class A-2 Notes:      $485,000,000.00
                                                                             -------------------------------

                     (2)      Pool Factor for the Class A-2 Notes:      1.00000000
                                                                  ----------------------------
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

   (ix)      Note Interest Rate for the Notes:

             (a)     In general
                     (1)      Three-Month Libor was
                              2.3500000%  for the period
                              ----------

                     (2)      The Student Loan Rate was:     5.2529861%
                                                         ----------------------

             (b)     Note Interest Rate for the Class A-1 Notes:       2.4700000%  (Based on 3-Month LIBOR)
                                                                       ------------

             (c)     Note Interest Rate for the Class A-2 Notes:       2.6600000%  (Based on 3-Month LIBOR)
                                                                       ------------

   (x)               Amount of Master Servicing Fee for  related Collection Period:    $679,725.92
                                                                                   -----------------------

                               $ 0.000004532   , per $1,000 original principal amount of Class A-1 Notes.
                              ---------------
                               $ 0.000001401   , per $1,000 original principal amount of Class A-2 Notes.
                              ---------------

   (xi)              Amount of Administration Fee for related Collection Period:            $3,000.00
                                                                                ---------------------------

                               $ 0.000000020   , per $1,000 original principal amount of Class A-1 Notes.
                              ---------------
                               $ 0.000000006   , per $1,000 original principal amount of Class A-2 Notes.
                              ---------------

   (xii)     (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:          ($1,052,794.66)
                                                                                                    -------------------------------

             (b)     Delinquent Contracts                      # Disb.              %                $ Amount           %
                                                               -------             ----             -----------       -----
                     30-60 Days Delinquent                       1,008             2.05%           $ 11,237,996        2.95%
                     61-90 Days Delinquent                         571             1.16%           $  6,474,677        1.70%
                     91-120 Days Delinquent                        409             0.83%           $  4,674,276        1.22%
                     More than 120 Days Delinquent                 387             0.79%           $  3,889,065        1.02%
                     Claims Filed Awaiting Payment                 288             0.59%           $  3,073,959        0.81%
                                                             ---------           --------         -------------   -----------
                        TOTAL                                    2,663             5.42%           $ 29,349,973        7.69%

             (c)     Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:                   $0.00
                                                                                                    -------------------------
             (d)     Reserve Account Balance                                                                  $9,904,451.39
                                                                                                    -------------------------
                     Draw for this Distribution Date                                                                  $0.00
                                                                                                    -------------------------
                     Realized Loss Draw                                                                               $0.00
                                                                                                    -------------------------
   (xiii)    Amount in the Prefunding Account:     $6,565,075.90
                                              ---------------------------------

   (xiv)     Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                     Subsequent Pool Student Loans:  $           -
                                                     ---------------------------

   (xv)      Amount in the Pre-Funding Account at the end of the Funding period to be distributed:                    $0.00
                                                                                                    -------------------------

   (xvi)     Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:                $124,000.00
                                                                                                    -------------------------

   (xvii)    Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:
                                                                                                              ---------------

   (xviii)   Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
             to the Securities Guaranty Insurance Policy:        $0.00
                                                         -----------------------

   (xix)     The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                        $103,211.29
                                                                                                    -------------------------
             The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                            $0.00
                                                                                                    -------------------------
             The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                               $0.00
                                                                                                    -------------------------
             The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                               $0.00
                                                                                                    -------------------------
             and the amount of any Termination Pymt either paid by or made to the Trust on                            $0.00
             such Distribution Date:                                                                -------------------------


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